SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 October 8, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)

                         Ameritrans Capital Corporation
             (Exact name of Registrant as specified in its charter)

           Delaware                 333-63951                     52-2102424
(State or other jurisdiction of    (Commission                 (I.R.S. Employee
incorporation or organization)      File No.)                    I.D. Number)


       747 Third Avenue, 4th Floor
           New York, New York                                        10017
(Address of principal executive offices)                           (Zip Code)

                                 (800) 214-1047
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

      c.    Exhibits

            99.1  Press Release dated October 8, 2003.

Item 12. Results of Operations and Financial Condition.

On October 8, 2003, Ameritrans Capital Corporation issued a press release announcing its year ended June 30, 2003 results. The press release is attached hereto as Exhibit 99.1.

The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                        AMERITRANS CAPITAL CORPORATION

                                        By:  /s/ Gary Granoff
                                             ----------------------
                                             Name:  Gary Granoff
                                             Title: President

Dated: October 9, 2003

Exhibit Index

Exhibit
Number                  Description
------                  -----------
99.1                    Press Release dated October 8, 2003


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